U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 3, 2004

                         AMERICAN PETROLEUM GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                 000-49950                           98-0232018
              ----------------                --------------------
           (Commission File No.)        (IRS Employer Identification No.)

                              1400 N. Gannon Drive
                                    2nd Floor
                            Hoffman Estates, IL 60194
                                 (847) 805-0125
          (Address and telephone number of principal executive offices and place of business)

                         AMERICAN CAPITAL ALLIANCE, INC.
                         -------------------------------
          (former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 -- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
ITEM 4.01-DISSMISSAL AND APPOINTMENT OF AUDITORS

On November 16, 2004, the current Interim President of the Registrant in discussions with Amisano Hanson, became aware that the Registrant had not properly informed Amisano Hanson of its dismissal, and the Registrant had failed to comply with the notification provisions of Form 8-K for dismissal of the previous auditor and appointment of the new auditor. Accordingly, the current management, on November 16, 2004 notified its previous independent auditor, Amisano Hanson, Chartered Accountants, 750 West Pender Street, Suite 604, Vancouver Canada, V6C 2T7, 604-689-0188, that it was replaced as the Independent Auditor of the Registrant, by Brown Smith Wallace LLC. This action was previously approved by the Board of Directors sometime on February 19, 2004.

Members of The Board of Directors and Officers of the Registrant have discussed these facts with Amisano Hanson, and have discussed the actions necessary to correct the problem.

THE AUDIT REPORTS OF, AMISANO HANSON, CHARTERED ACCOUNTANTS, 750 WEST PENDER STREET, SUITE 604, VANCOUVER CANADA, V6C 2T7, 604-689-0188 ON THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE FISCAL YEARS ENDED DECEMBER 31, 2002 AND 2001 DID NOT CONTAIN AN ADVERSE OPINION OR A DISCLAIMER OF OPINION, OR MODIFIED AS TO AUDIT SCOPE OR ACCOUNTING PRINCIPLES, HOWEVER THE AUDITORS QUALIFIED THEIR REPORT AS TO THE UNCERTAINTY THAT THE COMPANY WOULD CONTINUE AS A GOING CONCERN. During the period of their engagement, there were no disagreements between Amisano Hanson, and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amisano Hanson, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements, other than the fee dispute that has arisen between the parties.

The Registrant has furnished Amisano Hanson with a copy of this report and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is to be attached as Exhibit 16 to this Form 8-K.

On February 19, 2004, the management of the Registrant engaged Brown Smith Wallace LLC, located at 1050 N. Lindbergh Blvd. St. Louis, MO 63132, Telephone 314.983.1200, as its independent auditors to audit its financial statements for the fiscal year ended December 31, 2003. The decision to retain Brown Smith Wallace LLC was approved by the Registrant's board of directors at that time. Prior to the engagement, Registrant did not consult with Brown Smith Wallace LLC regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements, as well did not consult with Brown Smith Wallace LLC, as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.


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ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REPORT

CERTAIN LIABILITIES CLASSIFIED AS EQUITY:
During the course of preparation of financial statements to be included in form 10-QSB as of and for the nine months ended September 30, 2004, management of American Petroleum Group Inc., a (the "Registrant"), concluded that liabilities in the amount of approximately $500,000 had been incorrectly included in "additional paid in capital" in previous filings. The Company had entered into a stock borrowing arrangement at October 9, 2003 whereby several stockholder/officers of the Company transferred 1,000,000 shares of common stock into an escrow account held by counsel. The shares were subsequently sold with the proceeds of $500,000 being transferred to the company. The Company is obligated to return the shares to the original holders by April 2005. If the Company had to repurchase it's stock at the balance sheet dates of December 31, 2003, March 31, 2004 and June 30, 2004, included in past filings it would require $1,010,000 / $340,000 / $80,000 respectively to acquire the aggregate shares using a $ 1.01 / $.34 / $.08 /share price in order to replace such shares for the original contributors of the stock. This re-determination of the amount to replace the shares was not disclosed in prior reporting periods.

The matter was raised by new management after a `change in control" occurred in the course of their review of the Company's prior public filings and preparation of the 10-QSB for September 30, 2004. After discussions among the Company's management, , Brown Smith Wallace LLC, and the Company's prior auditors, Amisano Hanson, Chartered Accountants, the Company's management concluded that a correction of the prior accounting on this matter was required. The Company's management brought the matter for consideration before the full Board of Directors of the Company. Having considered the circumstances underlying the accounting errors and their effects upon the Company's prior filings, and having discussed the matter with representatives of the audit firms, as well as the Company's management concluded that the previously issued financial statements for the periods ended December 31, 2003, March 31, 2004 and June 30, 2004, should not be relied upon and approved the Company's management to amend certain previously filed public reports. Therefore, in connection with the foregoing, the Company's management will shortly amend previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2003; and Quarterly Reports on Forms 10-QSB for quarters ended March 31, 2004 and June 30, 2004.

The correction of this error did not result in a material change to the net loss to the financial statements contained in any previous filings on form 10-KSB for the fiscal year ended December 31, 2003 or forms 10QSB. for reporting periods ended March 31, 2004 and June 30, 2004, but resulted in an increase in reported liabilities and stockholders' deficit in all reporting periods from December 31, 2003 and going forward. The effect of these errors is detailed, by affected reporting period, in Exhibit A filed as Exhibit 99.1 hereto.

The Company urges investors not to rely on the financial information included in the Company's prior public reports for the affected fiscal periods filed pursuant to the Securities Exchange Act of 1934, as amended, until it restates such financial information and files the affected public reports with the U.S. Securities and Exchange Commission. On February 15, 2004, the Company issued a press release announcing its intent to restate its financial statements as a result of the erroneous accounting treatment described above. A copy of this press release is attached as Exhibit 99.2 hereto.


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AUDITORS REPORT ON FINANCIAL STATEMENTS INCLUDED IN FORM 10-KSB FOR THE YEAR
ENDED DECEMBER 31, 2003
The Sarbanes-Oxley Act of 2002 was signed by the President on July 30, 2002. In what has been characterized as the most far-reaching expansion of the federal securities laws since their inception, the Act, among other matters, significantly impacts (1) regulation of the auditing profession, (2) corporate governance standards for directors, (3) corporate responsibilities of executive officers, and (4) financial reporting and disclosures. The legislation was introduced and passed by Congress in record time, thereby creating a number of issues whose actual implementation will require elaboration by the SEC. Section 103 of the Act authorizes the Public Company Accounting Oversight Board PCAOB to establish auditing and related professional practice standards to be used by registered public accounting firms in connection with the preparation and issuance of audit reports as required by the Act or the rules of the Commission, or as may be necessary or appropriate in the public interest or for the protection of investors. Consistent with Section 103 of the Act, PCAOB Rule 3100, Compliance with Auditing and Related Professional Practice Standards, requires auditors to comply with all applicable auditing and related professional practice standards established by the PCAOB.

The Public Company Accounting Oversight Board (the "Board" or "PCAOB") has adopted Auditing Standard No. 1, References in Auditors' Reports to the Standards of the Public Company Accounting Oversight Board. Auditing Standard No. 1, References in Auditors' Reports to the Standards of the Public Company Accounting Oversight Board directs auditors to state that the engagement was conducted in accordance with "the standards of the Public Company Accounting Oversight Board whenever the auditor has performed the engagement in accordance with the Board's standards.

Accordingly, in connection with any engagement performed in accordance with the auditing and related professional practice standards of the PCAOB, whenever the auditor is required to make reference in a report to generally accepted auditing standards, ,the auditor must refer to "the standards of the Public Company Accounting Oversight Board. Auditing Standard No. 1, References in Auditors' Reports to the Standards of the Public Company Accounting Oversight Board was effective for auditors' reports issued or reissued on or after the 10th day following approval of this auditing standard by the Securities and Exchange Commission. The Board's rules on interim standards were adopted by the Board on April 16, 2003, and approved by the Commission on April 25, 2003.

Additionally, the auditors report dated April 27, 2004, on the financial statements at and for the fiscal year ended December 31, 2003 contained a reference to the predecessor auditor's report as to the prior fiscal year rather than having the prior auditor reissue his report on the previous fiscal year, and including it in the filing of form 10-KSB for that period.

These above items were discovered by new management after a "change in control" occurred during review of past SEC filings in the preparation of the 10-QSB for September 30, 2004. They were brought to the attention of the board of directors, Brown Smith Wallace LLC, and the Company's prior auditors, Amisano Hanson, Chartered Accountants. Company's management and directors concluded that the previously issued financial statements contained in form 10-KSB, and when amended for the above accounting error should be reissued with appropriate


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auditors' reports. The Company's board also agreed to have these changes included in the amendment to the previously filed public report on form 10-KSB for December 31, 2003, that is to be filed as result of the accounting error described above.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits
      Exhibit 16 Prior auditor's resignation letter (to be filed by Amendment)
      Exhibit 99.1 Effect of restatement for each quarter ended from December 31, 2003 through June 30, 2004.
      Exhibit 99.2      Press Release dated February 15, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2005

                                            American Petroleum Group, Inc.

                                            By:    James W. Zimbler
                                            ------------------------
                                            James W. Zimbler, President


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